                                                                   Exhibit 10.92

                                                                  Exhibit E-1 to
                                                         Intercreditor Agreement

                                                                  EXECUTION COPY


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                             SUBORDINATION AGREEMENT


                          dated as of December 15, 1999


                                  by and among


                                 CITIBANK, N.A.,
                          as Holdings Collateral Agent



                           EDISON MISSION OVERSEAS CO.


                                       and


                             MIDWEST GENERATION, LLC


================================================================================


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                             SUBORDINATION AGREEMENT

                  This SUBORDINATION AGREEMENT, dated as of December 15, 1999 (this "AGREEMENT"), is by and between CITIBANK, N.A., as Holdings Collateral Agent (as defined in the Intercreditor Agreement referred to below), EDISON MISSION OVERSEAS CO., a Delaware corporation ("OVERSEAS"), and MIDWEST GENERATION, LLC, a Delaware limited liability company ("MIDWEST").

                                    RECITALS

                  WHEREAS, Edison Mission Midwest Holdings Co. ("HOLDINGS") has entered into the Credit Agreement, dated as of December 15, 1999 (the "HOLDINGS CREDIT AGREEMENT"), with certain commercial lending institutions party thereto (the "HOLDINGS LENDERS") and The Chase Manhattan Bank, as Administrative Agent for the Holdings Lenders, pursuant to which the Holdings Lenders have agreed to make loans (the "HOLDINGS LOANS") to Holdings from time to time on the terms and subject to the conditions contained in the Holdings Credit Agreement;

                  WHEREAS, Holdings has entered into Collateral Agency and Intercreditor Agreement, dated as of December 15, 1999 (the "INTERCREDITOR AGREEMENT"), among Midwest Generation EME, LLC, Holdings, Overseas, Midwest, Collins Holdings EME, LLC, the Owner Lessors (as such term is defined therein), Midwest Funding LLC, the Holdings Administrative Agent (as such term is defined therein), each Holder Representative (as such term is defined therein) each Other Representative (as such term is defined therein), the Midwest LC Issuer (as such term defined therein), the Depositary Agent (as such term is defined therein), the Depositary Bank (as such term is defined therein) and the Holdings Collateral Agent (as such term is defined therein);

                  WHEREAS, Overseas is a wholly-owned subsidiary of Holdings and Holdings has agreed to make an equity contribution (the "HOLDINGS EQUITY CONTRIBUTION") to Overseas;

                  WHEREAS, Midwest has entered into the Subordinated Loan Agreement, dated as of December 15, 1999 (the "FINANCE LOAN AGREEMENT"), with Overseas, pursuant to which Overseas has agreed to make a loan (the "FINANCE LOAN") to Midwest on the terms and subject to the conditions contained in the Finance Loan Agreement;



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                  WHEREAS, Midwest has entered into the Subordinated Revolving
Loan Agreement, dated as of December 15, 1999 (the "REVOLVING LOAN AGREE MENT"), with Overseas, pursuant to which Overseas has agreed to make loans (the "REVOLVING LOANS") to Midwest to from time to time on the terms and subject to the conditions contained in the Revolving Loan Agreement;

                  WHEREAS, the parties hereto would like to subordinate the Finance Loan and the Revolving Loans, and all other obligations of Midwest under the Finance Loan Agreement and the Revolving Loan Agreement, respectively, to the guarantee by Midwest of the Obligations of Holdings under the Holdings Credit Agreement and the Holdings Credit Documentation; and

                  WHEREAS, the execution and delivery of this Agreement is a condition precedent to the effectiveness of the Holdings Credit Agreement and the making by the Holdings Lenders of Holdings Loans to Holdings thereunder.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                  DEFINITIONS; PRINCIPLES OF CONSTRUCTION

                  Section 1.1  DEFINITIONS.

                           (a) HOLDINGS CREDIT AGREEMENT. Unless otherwise
expressly provided herein, capitalized terms used but not defined in this Agreement shall have the meanings given to such terms in the Holdings Credit Agreement.

                           (b) OTHER DEFINED TERMS. The following terms, when
used herein, shall have the following meanings:

                           "BORROWER" shall mean Midwest.

                           "PROCEEDING" shall have the meaning given to such term in SECTION 3.2.



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                           "SENIOR CLAIMS" shall have the meaning given to such
         term in SECTION 2.1(a).

                           "SUBORDINATED CLAIMS" shall have the meaning given to such term in SECTION 2.1(a).

                           "SUBORDINATED NOTES" shall have the meaning given to such term in SECTION 2.1(c).

                           "SUBORDINATED PARTY" shall mean Overseas in its capacity as lender under the Finance Loan Agreement and as lender under the Revolving Loan Agreement.

                  Section 1.2 PRINCIPLES OF CONSTRUCTION. Unless otherwise expressly provided herein, the principles of construction set forth in the Holdings Credit Agreement shall apply to this Agreement.

                                   ARTICLE II
                            SUBORDINATION PROVISIONS

                  Section 2.1 SUBORDINATION OF FINANCE LOAN AND REVOLVING LOANS. Until all Obligations shall have been indefeasibly paid in full and all Commitments shall have been terminated:

                           (a) all principal of, premium, if any, and interest
owing on the Finance Loan or any Revolving Loan made by Overseas, and any and all other indebtedness and obligations of Borrower to Overseas, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred or created (collectively, the "SUBORDINATED CLAIMS") shall be subordinate, to the extent and in the manner hereinafter set forth, to the prior payment of, and junior in right of payment of any and all obligations whether now existing or hereafter incurred or created of Borrower to the Secured Parties (collectively, the "SENIOR CLAIMS");

                           (b) Borrower shall not, directly or indirectly, make
any regularly scheduled payment of principal or interest on account of, or transfer any collateral for any part of, any Subordinated Claims; PROVIDED, HOWEVER, that Borrower may make regularly scheduled payments of interest and principal on account of Subordinated Claims if no Event of Default exists in respect of the Holdings Credit Agreement;


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                           (c) the Subordinated Party shall not demand, sue for
or accept from Borrower or any other Person any payment or collateral in respect of any Subordinated Claims, or take any other action to enforce their rights or exercise any remedies in respect of any Subordinated Claims (whether upon the occurrence or during the continuation of an event of default under the Finance Loan Agreement or the Revolving Loan Agreement, as applicable, or an event of default under any promissory notes evidencing Subordinated Claims (collectively, "SUBORDINATED NOTES") or otherwise), or cancel, set off or otherwise discharge any part of any Subordinated Claims; and

                           (d) neither Borrower nor the Subordinated Party shall
otherwise take any action prejudicial to or inconsistent with the priority position of the Secured Parties over the Subordinated Party created by this
SECTION 2.1.

                  Section 2.2 RELIANCE. All Senior Claims shall conclusively be deemed to have been created, contracted or incurred in reliance on the subordination provisions contained in this Agreement and all dealings between Borrower and each of the holders of Senior Claims shall be deemed to have been consummated in reliance upon the subordination provisions contained herein.

                  Section 2.3 OTHER HOLDERS. The subordination provisions set forth in this Agreement shall be binding upon transferees or assignees of the Subordinated Party and upon each other holder of Subordinated Claims and shall inure to the benefit of transferees or assignees of the Secured Parties and every other holder of Senior Claims.

                                   ARTICLE III
                              WRONGFUL COLLECTIONS

                  Section 3.1 TURNOVER. Should any payment on account of, or any collateral for any part of, any Subordinated Claims be received by the Subordinated Party in violation of this Agreement, such payment or collateral shall be delivered forthwith to the Holdings Collateral Agent for application in accordance with the Holdings Credit Agreement and the Loan Documents. The Holdings Collateral Agent is irrevocably authorized to supply any required endorsement or assignment which may have been omitted. Until so delivered, any such payment or collateral shall be held by the Subordinated Party in trust for the Secured Parties and shall not be commingled with other funds or property of the Subordinated Party.


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

                  Section 3.2 SURVIVAL OF OBLIGATION. The obligation of the Subordinated Party to deliver to the Holdings Collateral Agent any payment or collateral received in connection with any Subordinated Claims, as set forth in
SECTION 3.1, shall survive and shall not be in any way affected by the result of any (a) insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to Borrower, its property or its creditors as such, (b) proceeding for any liquidation, dissolution or other winding-up of Borrower, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (c) assignment for the benefit of creditors, (d) other marshalling of the assets of Borrower or (e) general meeting of creditors of Borrower, in each case, under the laws of the United States or any other jurisdiction (any such event, a "PROCEEDING").

                                   ARTICLE IV
                                   PROCEEDINGS

                  Section 4.1 COMMENCEMENT OF PROCEEDINGS. The Subordinated Party shall not commence, or join with any other creditor or creditors of Borrower in commencing, any Proceeding against Borrower.

                  Section 4.2 PAYMENTS AND DISTRIBUTIONS. In the event of any Proceeding, until all Obligations shall have been indefeasibly paid in full and all Commit ments shall have been terminated, any payment or distribution of any kind or charac ter, whether in cash, property or securities, which, but for the subordination provi sions of this Agreement would otherwise be payable or deliverable upon or in respect of Subordinated Claims, shall instead be paid over or delivered to the Holdings Collateral Agent in accordance with ARTICLE III and no holder of Subordinated Claims shall receive any such payment or distribution or any benefit therefrom.

                  Section 4.3 ENFORCEMENT OF SUBORDINATED CLAIMS.

                           (a) ENFORCEMENT BY THE SECURED PARTIES. At any
Proceeding, until all Obligations shall have been indefeasibly paid in full and all Commitments shall have been terminated, the Secured Parties are hereby irrevocably authorized (but not required) to:



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                           (i) enforce claims comprising Subordinated Claims in
         the name of the Subordinated Party by proof of debt, proof of claim, suit or otherwise;

                           (ii) collect any assets of Borrower distributed, divided or applied by way of dividend or payment, and any securities issued, in each case, on account of Subordinated Claims and apply the same, or the proceeds of any realization upon the same that the Secured Parties in their discretion elect to effect, to Senior Claims until all Obligations shall have been indefeasibly paid in full and all Commitments shall have been terminated; PROVIDED, HOWEVER, that the Secured Parties shall render any surplus to the Subordinated Party or its Affiliates, as their interests appear, or interplead such surplus with a court of competent jurisdiction;

                           (iii) vote claims comprising Subordinated Claims to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension; and

                           (iv) take generally any action in connection with any such Proceeding which the Subordinated Party might otherwise take.

                           (b) COOPERATION. The Subordinated Party shall
cooperate fully with the Secured Parties and perform all acts requested by the Secured Parties to enable the Secured Parties to enforce any Subordinated Claims pursuant to clause (a) above, including, without limitation, filing appropriate proofs of claim and executing and delivering all necessary powers of attorney, assignments or other instruments.

                           (c) ENFORCEMENT BY THE SUBORDINATED PARTY.  After the
commencement of any Proceeding, the Subordinated Party may inquire in writing of the Secured Parties whether the Secured Parties intend to exercise their rights set forth in clause (a) above with respect to any Subordinated Claims. Should the Secured Parties fail, within a reasonable time after receipt of such inquiry, either to file a proof of claim with respect to any Subordinated Claims and to furnish a copy thereof to the Subordinated Party, or to inform the Subordinated Party in writing that the Secured Parties intend to exercise their rights to assert such Subordinated Claims in the manner provided in clause (a) above, the Subordinated Party may (but shall not be required to) proceed to file a proof of claim with respect to such Subordinated


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Claims and take such further steps with respect thereto, not inconsistent with this Agreement, as the Subordinated Party may deem proper.

                           (d) SUBROGATION. The Subordinated Party shall not
have any subrogation or other rights as a holder of Senior Claims, and the Subordinated Party hereby irrevocably waives all such rights of subrogation and all rights of reimbursement or indemnity whatsoever and all rights of recourse to any security for any Senior Claims, until such time as all Obligations shall have been indefeasibly paid in full and all Commitments shall have been terminated. Subject to and from and after the payment in full of all Obligations and the termination of all Commitments, the Subordinated Party shall be subrogated to any rights of the Secured Parties to receive payments or distributions of cash, property or securities of Borrower applicable to any Subordinated Claims until all amounts owing on such Subordinated Claims shall be paid in full.

                                    ARTICLE V
                              LIMITATION ON ACTIONS

                  Section 5.1 ACTIONS PROHIBITED. Until all Obligations shall have been indefeasibly paid in full and all Commitments shall have been terminated, the Subordinated Party shall not, without the prior written consent of the Secured Parties:

                           (a) take, obtain or hold (or permit anyone acting on
its behalf to take, obtain or hold) any assets of Borrower, whether as a result of any admin istrative, legal or equitable action, or otherwise, in violation of the subordination provisions contained in this Agreement;

                           (b)  accelerate payment of any Subordinated Claims or
otherwise require such Subordinated Claims to be paid prior to their stated or scheduled maturity date;

                           (c) commence, prosecute or participate in (i) any
administra tive, legal or equitable action against or involving Borrower relating to any Subordi nated Claims, including, without limitation, any Proceeding, or (ii) any administra tive, legal or equitable action to (a) enforce or collect any judgment obtained in re spect of any Subordinated Claims,
(b) enforce or exercise remedies arising under or pursuant to any Subordinated Claims, (c) enforce or exercise remedies under or pursuant to any lien or other security interest securing any Subordinated


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Claims or (d) enforce or exercise remedies with respect to any covenant, agreement, representation or other undertaking contained in any Subordinated Notes; or

                           (d) exercise any other rights or remedies to enforce
any Subordinated Claims, any collateral security provided with respect to such Subordinated Claims or any covenant, agreement, representation or other undertaking contained in any Subordinated Notes.

                  Section 5.2 DEFENSE IN ACTION. If the Subordinated Party, in violation of the provisions herein set forth, shall commence, prosecute or participate in any suit, action, case or Proceeding referred to in SECTION 5.1, Borrower may interpose as a defense or plea the provisions set forth herein, and any holder of any Senior Claims may intervene and interpose such defense or plea in its own name or in the name of Borrower, and shall, in any event, be entitled to restrain the enforcement of the provisions of any Subordinated Claims in its own name or in the name of Borrower, as the case may be, in the same suit, action, case or Proceeding or in any independent suit, action, case or Proceeding.

                                   ARTICLE VI
                             SUBORDINATION ABSOLUTE

                  Section 6.1 SURVIVAL OF RIGHTS. The rights under this Agreement of the holders of Senior Claims as against the Subordinated Party shall remain in full force and effect without regard to, and shall not be impaired or affected by:

                           (a) any act or failure to act on the part of
Borrower;

                           (b) any extension or indulgence in respect of any
payment or prepayment of any Senior Claims or any part thereof or in respect of any other amount payable to any holder of any Senior Claims;

                           (c) any amendment, modification or waiver of, or
addition or supplement to, or deletion from, or compromise, release, consent or other action in respect of, any of the terms of any Senior Claims or the Loan Documents;

                           (d) (i) any exercise or non-exercise by the holder of
any Senior Claims of any right, power, privilege or remedy under or in respect of such Senior Claims, the Loan Documents or the subordination provisions contained herein, (ii) any waiver by the holder of any Senior Claims of any right, power, privilege


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or remedy or of any default in respect of such Senior Claims, the Loan
Documents or the subordination provisions contained herein or (iii) any receipt by the holder of any Senior Claims or any failure by such holder to perfect a security interest in, or any release by such holder of, any security for the payment of such Senior Claims;

                           (e) any merger or consolidation of Borrower or any of
its subsidiaries into or with other Person, or any sale, lease or transfer of any or all of the assets of Borrower or any of its subsidiaries to any other Person;

                           (f) any payment or other distribution to any holder
of any Senior Claims in any Proceeding;

                           (g) absence of any notice to, or knowledge by, the
Subordi nated Party of the existence or occurrence of any of the matters or events set forth in the foregoing clauses (a) through (f); or

                           (h) any other circumstance.

                  Section 6.2  WAIVERS.

                           (a) WAIVER OF DEFENSES. The Subordinated Party hereby
irrevocably waives, in any proceeding by the Secured Parties to enforce their rights under this Agreement, (i) any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance of this Agreement and (ii) the defense that claims asserted by the Secured Parties pursuant to this Agreement are RES JUDICATA as a result of any decision rendered in any prior Proceeding.

                           (b) OTHER WAIVERS. The Subordinated Party hereby
irrevoca bly waives (i) notice of any of the matters referred to in SECTION 6.1,
(ii) all notices which may be required, whether by statute, rule of law or otherwise, to preserve intact any rights of any holder of any Senior Claims against Borrower, including, without limitation, any demand, presentment and protest, or any proof of notice of nonpayment under any document evidencing such Senior Claims or under the Loan Documents, (iii) notice of the acceptance of or reliance on this Agreement by the Secured Parties, (iv) notice of any renewal, extension or accrual of any Senior Claims, or any loans made or other action taken in reliance on this Agreement, (v) any right to the enforcement, assertion or exercise by any holder of any Senior


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Claims of any right, power, privilege or remedy conferred in any document evidencing such Senior Claims or in the Loan Documents, or otherwise, (vi) any requirement of diligence on the part of any holder of any Senior Claims, (vii) any requirement on the part of any holder of any Senior Claims to mitigate damages resulting from any default under any documents evidencing such Senior Claims or under the Loan Documents and (viii) any notice of any sale, transfer or other disposition of any Senior Claims by any holder thereof.

                  Section 6.3 ASSENT. The Subordinated Party hereby irrevocably assents to (a) any renewal, extension or postponement of the time of payment of any Senior Claims or any other indulgence with respect thereto, (b) any increase in the amount of any Senior Claims, (c) any substitution, exchange or release of collateral for any Senior Claims, (d) the addition or release of any Person primarily or secondarily liable for any Senior Claims and (e) the provisions of any instrument, security or other writing evidencing any Senior Claims.

                                   ARTICLE VII
                              BORROWER OBLIGATIONS

                  The provisions of this Agreement are intended solely for the purpose of defining the relative rights and obligations of the Subordinated Party and the Secured Parties. Nothing contained herein (a) is intended to or shall impair, as among Borrower, its creditors and the Subordinated Party, the obligation of Borrower, which is absolute and unconditional, to pay to the Subordinated Party, as and when the same shall become due and payable in accordance with its terms, all amounts payable in respect of any Subordinated Claims, or (b) is intended to affect the relative rights of the Subordinated Party and creditors of Borrower other than the Secured Parties.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

                  Section 8.1  WAIVERS, AMENDMENTS.

                           (a) The provisions of this Agreement may from time to
time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by each of the parties hereto.



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                           (b) No failure or delay in exercising any power or
right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any party in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval under this Agreement shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

                  Section 8.2 NOTICES. All notices and other communications provided to any party hereto under this Agreement shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below or at such other address or facsimile number as may be designated by such party in a written notice to the other parties:

              Holdings
              Collateral Agent:      Citibank, N.A.
                                     111 Wall Street
                                     5th Floor, Zone 2
                                     New York, NY 10005
                                     Facsimile:  (212) 657-3866
                                     Attention:  Global Trust & Agency Services

              Overseas:              Edison Mission Overseas Co.
                                     1209 Orange Street
                                     Wilmington, DE   19890
                                     Facsimile: (302) 674-8340
                                     Attention:  General Counsel

                                     COPY TO:
                                     Edison Mission Energy
                                     18101 Von Karman Avenue
                                     Suite 1700
                                     Irvine, CA  92612-1046
                                     Facsimile:  (949) 476-2378
                                     Attention:  General Counsel

              Midwest:               Midwest Generation, LLC


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                                     One Financial Place
                                     440 South LaSalle Street
                                     Suite 3500
                                     Chicago, IL  60605
                                     Facsimile:  (312) 583-6111
                                     Attention:  Georgia Nelson

                                     COPY TO:
                                     Edison Mission Energy
                                     18101 Von Karman Avenue
                                     Suite 1700
                                     Irvine, CA  92612-1046
                                     Facsimile:  (949) 476-2378
                                     Attention:  General Counsel

Any notice, if mailed and properly addressed with postage prepaid shall be effective five (5) Business Days after being sent or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (if confirmed).

                  Section 8.3 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

                  Section 8.4 HEADINGS. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof or thereof.

                  Section 8.5 EXECUTION IN COUNTERPARTS, EFFECTIVENESS. This Agree ment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                  Section 8.6 GOVERNING LAW; ENTIRE AGREEMENT. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Agreement constitutes the entire understanding among the parties hereto with respect to


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

the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

                  Section 8.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                  Section 8.8 FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PARTY HERETO HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

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



                  Section 8.9 WAIVER OF JURY TRIAL. EACH PARTY HEREBY KNOW INGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. EACH PARTY ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCE MENT FOR THE OTHER PARTIES ENTERING INTO THIS AGREEMENT.


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


                  IN WITNESS WHEREOF, the parties hereto have caused this Subordination Agreement to be executed by their respective officers as of the days and year first above written.


                            CITIBANK, N.A.,
                            as Holdings Collateral Agent,


                            By:      /s/ Jenny Cheng
                                     ---------------------------
                                     Name: Jenny Cheng
                                     Title: Vice President


                            EDISON MISSION OVERSEAS CO.


                            By:      /s/ John P. Finneran, Jr.
                                     -----------------------------
                                     Name: John P. Finneran, Jr.
                                     Title: Vice President



                            MIDWEST GENERATION, LLC


                            By:      /s/ John P. Finneran, Jr.
                                     ------------------------------
                                     Name: John P. Finneran, Jr.
                                     Title: Vice President